EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF LION CONSULTING GROUP INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Lion Consulting Group Inc. for the quarter ended December 31, 2012, the undersigned, Philippe Wagner, President and Chief Executive Officer, principal accounting officer and principal financial officer, of Lion Consulting Group Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of Lion Consulting Group Inc.

Date: March 7, 2013	/s/ Philippe Wagner
Philippe Wagner
President (principal executive officer, principal accounting officer and principal financial officer)